UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): April 23, 2018

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD.

On April 23, 2018, Henry Schein, Inc. (the “Company”) held an investor presentation relating to the Company’s entry into definitive agreements on April 20, 2018 with HS Spinco, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Spinco”), and Direct Vet Marketing, Inc. (d/b/a Vets First Choice), a Delaware corporation (“DVM”), as part of a Reverse Morris Trust transaction pursuant to which, subject to the terms and conditions set forth in certain definitive agreements, (i) the Company will contribute the assets and entities comprising its animal health business (the “Spinco Business”) to Spinco, (ii) in exchange for the contribution to Spinco of the Spinco Business, Spinco will issue to the Company shares of common stock, par value $0.01 per share, of Spinco (the “Spinco Common Stock”), (iii) Spinco will pay to the Company a special dividend in an amount as determined by the Company in its reasonable discretion and in certain specified circumstances, an additional cash dividend, and the repayment of certain outstanding intercompany debt owed by Spinco and its subsidiaries to the Company and its subsidiaries, (iv) the Company will subsequently distribute to its stockholders all of the shares of Spinco Common Stock held by the Company (the “Distribution”), and (v) immediately after the Distribution, HS Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Spinco (“Merger Sub”), will merge with and into DVM, with DVM surviving the merger as a wholly owned subsidiary of Spinco (collectively, the “Transactions”). Upon consummation of the Transactions, on a fully diluted basis, the stockholders of the Company will own approximately 63% of the outstanding shares of Spinco Common Stock and the then former stockholders of DVM will own approximately 37% of the outstanding shares of Spinco Common Stock, subject to certain adjustments. A copy of the presentation presented on the investor conference call is furnished herewith as Exhibit 99.1.

On April 23, 2018, the Company and DVM issued a joint press release in connection with the Transactions. A copy of the press release is furnished herewith as Exhibit 99.2.

Such investor presentation and joint press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
Number

99.1	Investor Presentation, dated April 23, 2018.

99.2	Joint Press Release, dated April 23, 2018.

Forward-Looking Statements

In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. These statements are identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate” or other comparable terms. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to anticipated synergies and the expected timetable for completing the proposed transaction — are forward-looking statements. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. Therefore, you should not rely on any of these forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the transaction and the timing of the closing of the transaction; the ability to obtain requisite approvals; the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of the announcement of the transaction or consummation of the transaction on relationships, including with employees, customers and competitors; the ability to retain key personnel; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; and those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its most recently filed Annual Report on Form 10-K. The Company undertakes no duty and has no obligation to update any forward-looking statements contained herein.

Additional Information and Where to Find It

In connection with the proposed transaction, Spinco plans to file relevant materials with the SEC, including a registration statement on Form S-1/S-4 containing a prospectus. Investors and security holders are urged to carefully read the registration statement/prospectus (including any amendments or supplements thereto and any documents incorporated by reference therein) and any other relevant documents filed with the SEC when they become available, because they will contain important information about the parties and the proposed transaction. The registration statement/prospectus and other relevant documents that are filed with the SEC can be obtained free of charge (when available) from the SEC’s web site at www.sec.gov. These documents can (when available) also be obtained free of charge from the Company upon written request to the Company at 135 Duryea Road, Melville, New York.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: April 23, 2018	By:	/s/ Walter Siegel
	Name:	Walter Siegel
	Title:	Senior Vice President and General Counsel

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